UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2017 (May 9, 2017)

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e) On May 9, 2017, the shareholders of Och-Ziff Capital Management Group LLC (the “Company”) approved the adoption of an amendment (the “Plan Amendment”) to the Company’s 2013 Incentive Plan (as amended, the “Amended 2013 Plan”), which was previously approved by the Company’s Compensation Committee and Board of Directors. The Amended 2013 Plan provides that the Company or certain participating subsidiaries or affiliates may grant or sell equity-based awards based on or consisting of Class A Shares, Class B Shares, and interests in the members of the Och-Ziff Operating Group.
A summary of the Plan Amendment was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2017 (the “Definitive Proxy Statement”) in connection with the 2017 Annual Meeting of Shareholders, under the section entitled “Proposal No. 3—Approval of the Adoption of the Amendment of the Company’s 2013 Incentive Plan” beginning on page 21 of the Definitive Proxy Statement. The summary of the Plan Amendment in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the Plan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Securities Holders.
(a)The Annual Meeting of Shareholders of the Company was held on May 9, 2017.
(b)At the Annual Meeting, the Shareholders:
(i)elected William P. Barr and Allan S. Bufferd as Class I directors to serve for a term of three years and until their successors are duly elected or appointed and qualified;
(ii)ratified the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017;
(iii)approved the adoption of the amendment of the Company’s 2013 Incentive Plan;
(iv)approved, by a non-binding advisory vote, the compensation of the Named Executive Officers of the Company (the “Say-on-Pay Vote”);
(v)selected, by a non-binding advisory vote, the frequency of future Say-on-Pay Votes to be every three years.
Set forth below, with respect to each matter above are, as applicable, the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

1.	Election of Directors

Nominee	Votes For	Withheld	Broker Non-Votes
William P. Barr	339,821,810	1,022,244	53,961,681
Allan S. Bufferd	336,930,056	3,913,998	53,961,681

2.	Ratification of Selection of Independent Registered Public Accounting Firm

Votes For	392,696,815
Votes Against	1,686,556
Abstentions	422,364

3.	Amendment to the Company’s 2013 Incentive Plan

Votes For	290,824,288
Votes Against	49,229,157
Abstentions	790,609
Broker Non-Votes	53,961,681

4.	Advisory Vote on Executive Compensation

Votes For	323,620,549
Votes Against	16,408,471
Abstentions	815,034
Broker Non-Votes	53,961,681

5.	Advisory Vote on Frequency of Future Say-on-Pay Votes

One Year	291,200,324
Two Years	141,612
Three Years	48,657,432
Abstentions	844,686
Broker Non-Votes	53,961,681
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment to The Och-Ziff Capital Management Group LLC 2013 Incentive Plan, effective May 9, 2017.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Alesia J. Haas
Alesia J. Haas
Chief Financial Officer and Executive Managing Director
May 9, 2017

Exhibit Index

Exhibit No.	Description
10.1	Amendment to The Och-Ziff Capital Management Group LLC 2013 Incentive Plan, effective May 9, 2017.